Exhibit 99.1

Sonnet BioTherapeutics Announces an Agreement with Janssen for the Evaluation of Three Sonnet Product Candidates

●	Sonnet’s three products, SON-1010, SON-1210 and SON-1410 to be evaluated in combination with Janssen’s cell therapy assets

●	In vitro and in vivo evaluations to be conducted by Janssen in preclinical models

●	Subject to successful results, Sonnet could seek an expanded collaboration

PRINCETON, NJ / ACCESSWIRE / October 31, 2022/ Sonnet BioTherapeutics Holdings, Inc. (NASDAQ:SONN), a clinical-stage company developing targeted immunotherapeutic drugs, announced today a collaboration agreement with Janssen Biotech, Inc. (Janssen), one of the Janssen Pharmaceutical Companies of Johnson & Johnson, where in vitro and in vivo efficacy of SON-1010 (IL12-FHAB), SON-1210 (IL12-FHAB-IL15) and SON-1410 (IL18-FHAB-IL12) will be evaluated in combination with certain Janssen proprietary cell therapy assets. The agreement was facilitated by Johnson & Johnson Innovation.

Sonnet shall supply the three referenced compounds for use in head-to-head studies. If successful and subject to provisions of the agreement, Sonnet could seek an expanded collaboration.

“This is Sonnet’s first head-to-head evaluation of three FHAB-based drug candidates, the results of which will be instructive for expanded oncology indications. A successful evaluation could lead to a potential license agreement”, said Pankaj Mohan, Ph.D., Sonnet’s Founder and Chief Executive Officer.

About Sonnet BioTherapeutics Holdings, Inc.

Sonnet BioTherapeutics is an oncology-focused biotechnology company with a proprietary platform for innovating biologic drugs of single or bispecific action. Known as FHAB (Fully Human Albumin Binding), the technology utilizes a fully human single chain antibody fragment (scFv) that binds to and “hitch-hikes” on human serum albumin (HSA) for transport to target tissues. Sonnet’s FHAB was designed to specifically target tumor and lymphatic tissue, with an improved therapeutic window for optimizing the safety and efficacy of immune modulating biologic drugs. FHAB is the foundation of a modular, plug-and-play construct for potentiating a range of large molecule therapeutic classes, including cytokines, peptides, antibodies, and vaccines.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential, “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Sonnet BioTherapeutics Investor Contact

Michael V. Morabito, Ph.D.

Solebury Strategic Communications

917-936-8430

mmorabito@soleburystrat.com

SOURCE: Sonnet BioTherapeutics, Inc.